UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2018

I.D. SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15087	22-3270799
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2018, the stockholders of I.D. Systems, Inc. (the “Company”) approved and adopted the I.D. Systems, Inc. 2018 Incentive Plan (the “2018 Plan”) at the Company’s 2018 annual meeting of stockholders (the “Annual Meeting”). A detailed description of the 2018 Plan is included under the heading “Proposal No. 3: Approval and Adoption of the I.D. Systems, Inc. 2018 Incentive Plan” in the definitive proxy statement filed in connection with the Annual Meeting with the Securities and Exchange Commission on April 30, 2018, which description is incorporated herein by reference. The description of the 2018 Plan is qualified in its entirety by reference to the full text of the 2018 Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 14, 2018. At the Annual Meeting, the Company’s stockholders were asked to vote upon:

1.	The election of six directors, each to serve until the Company’s 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified. The nominees for election were Kenneth Brakebill, Michael Brodsky, Michael Casey, Christopher Formant, Ron Konezny and Chris Wolfe;

2.	The ratification of the appointment of EisnerAmper LLP (“EisnerAmper”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018;

3.	The approval and adoption of the 2018 Plan; and

4.	An advisory (non-binding) vote to approve the Company’s executive compensation.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 16,351,641 of the 17,634,904 shares of the Company’s common stock entitled to vote, were as follows:

1.	The election of each of Messrs. Brakebill, Brodsky, Casey, Formant, Konezny and Wolfe as directors of the Company to serve until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified was approved as follows:

	For	Withheld	Broker Non-Votes
Kenneth Brakebill	13,768,013	270,234	2,313,394
Michael Brodsky	13,755,614	282,633	2,313,394
Michael Casey	13,727,514	310,733	2,313,394
Christopher Formant	13,757,014	281,233	2,313,394
Ron Konezny	11,271,845	2,766,402	2,313,394
Chris Wolfe	13,819,926	218,321	2,313,394

2.	The stockholders ratified the appointment of EisnerAmper as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The voting results were as follow:

For	Against	Abstain	Broker Non-Votes
16,125,131	220,028	6,482	—

3.	The stockholders adopted and approved the 2018 Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
11,685,276	2,350,888	2,083	2,313,394

4.	The stockholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
13,755,220	250,015	13,012	2,313,394

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	I.D. Systems, Inc. 2018 Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I.D. SYSTEMS, INC.

By:	/s/ Ned Mavrommatis
Name:	Ned Mavrommatis
Title:	Chief Financial Officer

Date: June 14, 2018